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                  ONE GROUP-REGISTERED TRADEMARK- MUTUAL FUNDS
                     MONEY MARKET FUNDS COMBINED PROSPECTUS
                         Supplement dated June 1, 1999
                       to Prospectus dated March 18, 1999
            ONE GROUP-REGISTERED TRADEMARK- PRIME MONEY MARKET FUND

    At a Special Meeting on May 17, 1999, shareholders of One Group Prime Money Market Fund voted to permit the Fund to invest in state, municipal and private activity bonds. One Group Prime Money Market Fund currently anticipates that investments in municipal securities generally will not exceed 5% of the Fund's total assets. For a description of the risks associated with investments in municipal securities, please see "Investment Practices" and "Investment Risks" in the prospectus.

    On the same date, shareholders of One Group Prime Money Market Fund approved a change in the Fund's concentration policy. Under the new policy, at least 25% of the Fund's total assets will be invested in securities issued by companies in the financial services industry, although the Fund may temporarily invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions, and if consistent with the best interests of shareholders. The financial services industry includes, but is not limited to, banks, broker-dealers, finance companies and other issuers of asset-backed securities. It is currently anticipated that asset-backed securities will constitute a significant percentage of the Fund's investments as a result of this change in investment policy. The assets underlying asset-backed securities will consist, among other things, of credit card receivables, leases, and auto and home equity loans. Asset-backed securities have become the dominate type of money market-eligible securities issued over the last several years. The Fund may be able to produce higher yields and increase per issuer diversification by concentrating in the financial services industry.

    Concentration in obligations issued by the financial services industry may involve a greater exposure to economic, business, political or regulatory developments that may be adverse to the financial services industry. Such developments could involve credit risk, market risk, pre-payment risk and regulatory risk as more fully described in "Investment Risks" in the prospectus. In addition, please refer to "Investment Practices" and "Investment Risks" in the prospectus for a description of the risks associated with asset-backed securities.

    As a result of this change, the first sentence in the paragraph describing One Group Prime Money Market Fund's concentration policy in the first column on page 32 of the prospectus under the heading FUNDAMENTAL POLICIES OF SPECIFIC FUNDS is deleted and replaced with the following:

       The Prime Money Market Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in securities issued by companies in the financial services industry).

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                       TOG-S-907